SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2011

ConAgra Foods, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7275		47-0248710
(Commission File Number)		(IRS Employer Identification No.)

One ConAgra Drive Omaha, NE		68102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (402) 240-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On May 4, 2011, ConAgra Foods, Inc. (“ConAgra Foods”) issued a press release announcing its proposal to acquire Ralcorp Holdings, Inc. (“Ralcorp”).  The proposal was communicated on May 4, 2011 in a letter from Gary M. Rodkin, ConAgra Foods’ chief executive officer, to William P. Stiritz, chairman of the board of Ralcorp.  The press release announcing the proposal, including the full text of the proposal letter delivered to Mr. Stiritz, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release, dated May 4, 2011, issued by ConAgra Foods, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.
Date:	May 4, 2011	By:	/s/ Colleen Batcheler
			Name:	Colleen Batcheler
			Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release, dated May 4, 2011, issued by ConAgra Foods, Inc.